Reinsurance	12 Months Ended
Dec. 31, 2018
Reinsurance

9. Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2018 and 2017, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $170.6 million and $174.6 million as of December 31, 2018 and 2017, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2018, premiums and contract charges of $5.2 million, contract benefits of $1.5 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $868 thousand were ceded to Prudential. In 2017, premiums and contract charges of $5.4 million, contract benefits of $(3.3) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $0.9 million were ceded to Prudential. In 2016, premiums and contract charges of $5.8 million, contract benefits of $(0.4) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In addition, as of December 31, 2018 and 2017 the Company had reinsurance recoverables of $722 thousand and $390 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2018, the gross life insurance in force was $42.96 billion of which $509.1 million and $8.41 billion were ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$199,289	$185,875	$163,745
Assumed - non-affiliate	685	672	652
Ceded
Affiliate	(1,972)	(1,730)	(1,607)
Non-affiliate	(17,361)	(17,705)	(18,200)

Premiums and contract charges, net of reinsurance	$180,641	$167,112	$144,590

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$248,008	$237,998	$219,527
Assumed - non-affiliate	586	550	900
Ceded
Affiliate	(55)	(882)	1,331
Non-affiliate	(10,961)	(7,173)	(13,355)

Contract benefits, net of reinsurance	$237,578	$230,493	$208,403

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$96,002	$102,164	$107,522
Assumed - non-affiliate	13	18	9
Ceded
Non-affiliate	(4,533)	(4,805)	(4,770)

Interest credited to contractholder funds, net of reinsurance	$91,482	$97,377	$102,761

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million, $3.5 million and $3.4 million in 2018, 2017 and 2016, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).